                                                               Exhibit 10.31
                                                               -------------


                                                     CUSIP/CINS 56032E AC 7:


                    9 5/8% Series A Senior Note due 2012


No. 1                                                        $347,365,000.00


                           MAIL-WELL I CORPORATION
                           -----------------------


promises to pay to Cede & Co.

or registered assigns,

the principal sum of THREE HUNDRED FORTY-SEVEN MILLION THREE HUNDRED SIXTY-FIVE THOUSAND DOLLARS AND NO CENTS


--------------------------------------------

Dollars on March 15, 2012.

Interest Payment Dates:  March 15 and September 15

Record Dates:  March 1 and September 1

                           Dated:  March 13, 2002

                           MAIL-WELL I CORPORATION


                           By:
                               ----------------------------------------------
                               Name:   Paul V. Reilly
                               Title:  President and Chief Executive Officer


                           By:
                               ----------------------------------------------
                               Name:   Michel Salbaing
                               Title:  Senior Vice President Finance and
                                       Chief Financial Officer

This is one of the
Notes referred to in the
within-mentioned Indenture:

STATE STREET BANK AND TRUST COMPANY
  as Trustee

By:
     ----------------------------------------
     Authorized Signatory

               9 5/8% Series A Senior Note due 2012


THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (i) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI"), (ii) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE),
(E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND
(iii) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS

TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. EACH IAI THAT IS NOT A QIB WILL BE REQUIRED TO EFFECT ANY TRANSFER OF NOTES OR INTERESTS THEREIN (OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT) THROUGH ONE OF THE INITIAL PURCHASERS. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

                  Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

         1.  Interest. Mail-Well I Corporation, a Delaware corporation (the
             --------
"Company"), promises to pay interest on the principal amount of this Note at 9 5/8% per annum from the date hereof until maturity and shall pay the Liquidated Damages payable pursuant to Section 6 of the Registration Rights Agreement referred to below. The Company will pay interest and Liquidated Damages semi-annually on March 15 and September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be September 15, 2002. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         2.  Method of Payment. The Company will pay interest on the Notes
             -----------------
(except defaulted interest) and Liquidated Damages to the Persons who are registered Holders of Notes at the close of business on the March 1 or September 1, next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest and Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Liquidated Damages on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         3.  Paying Agent and Registrar. Initially, State Street Bank and
             --------------------------
Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of the Guarantors may act in any such capacity.

         4.  Indenture. The Company issued the Notes under an Indenture
             ---------
dated as of March 13, 2002 ("Indenture") among the Company, the Guarantors and the Trustee. This Note is one of a duly authorized issue of Notes of the Company designated as its 9 5/8% Senior Notes due 2012, which may be issued under the Indenture. The Company shall be entitled to issue Additional Notes pursuant to the Indenture. The Notes, any Additional Notes and any Exchange Notes issued in accordance with the Indenture are treated as a single class of securities under the Indenture unless otherwise specified. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are senior unsecured obligations of the Company.

         5.  Optional Redemption.
             -------------------

                  (a) Except as set forth in subparagraph (b) of this Paragraph 5, the Company shall not have the option to redeem the Notes prior to March 15, 2007. Thereafter, the Company shall have the option to redeem the Notes, in whole or in part upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on March 15 of the years indicated below:

                       YEAR                                  PERCENTAGE
                       ----                                  ----------
                       2007................................   104.813%
                       2008................................   103.208%
                       2009................................   101.604%
                       2010 and thereafter.................   100.000%

                  (b)      Notwithstanding the provisions of subparagraph
(a) of this Paragraph 5, at any time prior to March 15, 2005, the Company may at its option redeem, on one or more occasions, up to an aggregate of 35% of the aggregate principal amount of Notes (including Additional Notes, if any) issued at a redemption price equal to 109.625% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the redemption date, with the net cash proceeds of one or more Equity Offerings; provided that at least 65% of such aggregate principal amount of Notes (including Additional Notes, if any) originally issued remain outstanding immediately after the occurrence of such redemption, excluding Notes held directly or indirectly by the Parent Company, the Company and their Affiliates; and each such redemption shall occur within 90 days of the date of the closing of such Equity Offering.

                  6.       Mandatory Redemption.
                           --------------------

                  Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

                  7.       Repurchase At Option of Holder.
                           ------------------------------

                  (a) If there is a Change of Control, each Holder of Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes (the "Change of Control Offer") at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase (the "Change of Control Payment"). Within 30 days following any Change of Control, the Company shall mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

                  (b) If the Company or any of its Restricted Subsidiaries consummate an Asset Sale, the Company shall promptly commence an offer to all Holders of Notes (an "Asset Sale Offer") pursuant to Section
3.09 of the Indenture to purchase the maximum principal amount of Notes that may be purchased out of the Net Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase in accordance with the procedures set forth in the Indenture. If the aggregate principal amount of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased on a pro rata basis. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

                  8.       Notice of Redemption. Notice of redemption will be
                           --------------------
mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

                  9.       Denominations, Transfer, Exchange. The Notes are
                           ---------------------------------
in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before the mailing of a notice of redemption or during the period between a record date and the corresponding Interest Payment Date.

                  10.      Persons Deemed Owners. The registered Holder of a
                           ---------------------
Note may be treated as its owner for all purposes.

                  11.      Amendment, Supplement and Waiver. Subject to
                           --------------------------------
certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes, and any existing default or compliance with any provision of the Indenture, the Guarantees, or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes. Without the consent of any Holder of a Note, the Indenture, the Guarantees, or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's or a Guarantor's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

                  12.      Defaults and Remedies. Events of Default include:
                           ---------------------
(i) default for 30 days in the payment when due of interest on or Liquidated Damages, if any, with respect to the Notes; (ii) default in payment when due of the principal of or premium, if any, on the Notes; (iii) failure by the Company or any of its Restricted Subsidiaries to comply with Sections 3.09, 4.06, 4.07, 4.08, 4.09 and 5.01 of the Indenture; (iv) failure by the Company or any of its Restricted Subsidiaries for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in principal amount of the Notes then outstanding to comply with certain other agreements in the Indenture or the Notes; (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries) whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, which default (a) is caused by a failure to pay principal of or premium, if any, or interest on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $25.0 million or more; (vi) the failure by the Company or any of its Restricted Subsidiaries to pay final judgments by courts of competent jurisdiction aggregating in excess of $25.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (vii) except as permitted by the Indenture, any Guarantee of a Guarantor shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Guarantee; and (viii) certain events of bankruptcy or insolvency with respect to the Company or any Restricted Subsidiary that is a Significant Subsidiary, or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of

Default arising from certain events of bankruptcy or insolvency, with respect to the Company, any Guarantor constituting a Significant Subsidiary or any group of Guarantors that, taken together, would constitute a Significant Subsidiary, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. If an Event of Default occurs by reason of willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Notes pursuant to Section 3.07 of the Indenture, then, upon acceleration of the Notes, an equivalent premium shall also become and be immediately due and payable, to the extent permitted by law, anything in the Indenture or herein to the contrary notwithstanding. If an Event of Default occurs prior to March 15, 2007 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding the prohibition on redemption of the Notes prior to such date, then, upon acceleration of the Notes, an additional premium shall also become and be immediately due and payable in an amount, for each of the years beginning on March 15, of the years set forth below, as set forth below (expressed as percentages of principal amount):

                      YEAR                                  PERCENTAGE
                      ----                                  ----------
                      2002................................   112.833%
                      2003................................   111.229%
                      2004................................   109.625%
                      2005................................   108.021%
                      2006................................   106.417%

The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

                  13.      Trustee Dealings with Company. The Trustee, in
                           -----------------------------
its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

                  14.      No Recourse Against Others. A director, officer,
                           --------------------------
employee, incorporator or stockholder of the Company or the Guarantors, as such, shall not have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture or the Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

                  15.      Authentication. This Note shall not be valid
                           --------------
until authenticated by the manual signature of the Trustee or an authenticating agent.

                  16.      Abbreviations. Customary abbreviations may be
                           -------------
used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  17.      Additional Rights of Holders of Restricted Global
                           -------------------------------------------------
Notes and Restricted Definitive Notes. In addition to the rights provided to
-------------------------------------
Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement dated as of March 13, 2002, among the Company, the Guarantors and the parties named on the signature pages thereof (the "Registration Rights Agreement").

                  18.      CUSIP Numbers. Pursuant to a recommendation
                           -------------
promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

                           Mail-Well I Corporation
                           c/o Mail-Well, Inc.
                           8310 S. Valley Highway, #400
                           Englewood, Colorado  80012
                           Attention:  Secretary

                               ASSIGNMENT FORM


To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to


----------------------------------------------------------------------------
                (Insert assignee's soc. sec. or tax I.D. No.)


----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
            (Print or type assignee's name, address and zip code)


and irrevocably appoint
                        ----------------------------------------------------

to transfer this Note on the books of the Company. The agent may substitute another to act for him.


----------------------------------------------------------------------------


Date:
       ---------------------

                                 Your Signature:
                                                  --------------------------
                                                  (Sign exactly as your name
                                                  appears on the face of
                                                  this Note)

                                 Signature Guarantee:
                                                       ---------------------

                     OPTION OF HOLDER TO ELECT PURCHASE


                  If you want to elect to have this Note purchased by the Company pursuant to Section 3.09 or 4.06 of the Indenture, check the box below:

                  / /  Section 3.09      / /  Section 4.06

                  If you want to elect to have only part of the Note purchased by the Company pursuant to Section 3.09 or Section 4.06 of the Indenture, state the amount you elect to have purchased:


$
 ---------------

Date:
       ---------------------

                                  Your Signature:
                                                   --------------------------
                                                   (Sign exactly as your name
                                                   appears on the Note)

                                  Tax Identification No.:
                                                           ------------------

                                  Signature Guarantee:
                                                        ---------------------

            SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE


                  The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

                                                                    Principal Amount of
                              Amount of        Amount of increase     this Global Note       Signature of
                             decrease in          in Principal         following such     authorized officer
        Date of            Principal Amount      Amount of this         decrease (or      of Trustee or Note
       Exchange          of this Global Note       Global Note            increase)            Custodian
----------------------   -------------------   ------------------   -------------------   ------------------





                                  GUARANTEE


                  Each of the corporations listed on Schedule I hereto (hereinafter referred to as the "Guarantors", which term includes any successor or additional Guarantor under the Indenture (the "Indenture") referred to in the Note upon which this notation is endorsed) (i) has unconditionally guaranteed (a) the due and punctual payment of the principal of and interest on the Notes, whether at maturity or interest payment date, by acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of and (if lawful) interest on the Notes, (c) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Indenture, and (d) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (ii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in accordance with the terms of the Indenture in enforcing any rights under this Guarantee.

                  No stockholder, officer, director, employee or incorporator, as such, past, present or future, of the Guarantors shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, officer, director, employee or incorporator.

                  This Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                 EACH ENTITY LISTED ON SCHEDULE I HERETO

                                 By:
                                      ------------------------------------
                                      Name:
                                      Title:  Senior Vice President and
                                              Chief Financial Officer

                                 SCHEDULE I


Mail-Well, Inc.
ABP Books, Inc
Discount Labels, Inc.
Hill Graphics, Inc.
Mail-Well Commercial Printing, Inc.
Mail-Well Label USA, Inc.
Mail-Well Mexico Holdings, Inc.
Mail-Well Services, Inc.
Mail-Well Texas Finance LP
Mail-Well West, Inc.
National Graphics Company
Poser Business Forms, Inc.
Wisco III, L.L.C

                                                     CUSIP/CINS U55762 AB 1:


                    9 5/8% Series A Senior Note due 2012


No. 2                                                          $2,635,000.00


                           MAIL-WELL I CORPORATION
                           -----------------------


promises to pay to Cede & Co.

or registered assigns,

the principal sum of TWO MILLION SIX HUNDRED THIRTY-FIVE THOUSANDS DOLLARS AND NO CENTS


--------------------------------------------

Dollars on March 15, 2012.

Interest Payment Dates:  March 15 and September 15

Record Dates:  March 1 and September 1

                            Dated:  March 13, 2002

                            MAIL-WELL I CORPORATION


                            By:
                                 ---------------------------------------------
                                 Name:   Paul V. Reilly
                                 Title:  President and Chief Executive Officer


                            By:
                                 ---------------------------------------------
                                 Name:   Michel Salbaing
                                 Title:  Senior Vice President Finance and
                                         Chief Financial Officer

This is one of the
Notes referred to in the
within-mentioned Indenture:

STATE STREET BANK AND TRUST COMPANY
  as Trustee

By:
     ----------------------------------------
     Authorized Signatory

                    9 5/8% Series A Senior Note due 2012


THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (i) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI"), (ii) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE),
(E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS NOTE (THE

FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (iii) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. EACH IAI THAT IS NOT A QIB WILL BE REQUIRED TO EFFECT ANY TRANSFER OF NOTES OR INTERESTS THEREIN (OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT) THROUGH ONE OF THE INITIAL PURCHASERS. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

                  Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

         1.  Interest. Mail-Well I Corporation, a Delaware corporation (the
             --------
"Company"), promises to pay interest on the principal amount of this Note at 9 5/8% per annum from the date hereof until maturity and shall pay the Liquidated Damages payable pursuant to Section 6 of the Registration Rights Agreement referred to below. The Company will pay interest and Liquidated Damages semi-annually on March 15 and September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be September 15, 2002. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         2.  Method of Payment. The Company will pay interest on the Notes
             -----------------
(except defaulted interest) and Liquidated Damages to the Persons who are registered Holders of Notes at the close of business on the March 1 or September 1, next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in

Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest and Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Liquidated Damages on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         3.  Paying Agent and Registrar. Initially, State Street Bank and
             --------------------------
Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of the Guarantors may act in any such capacity.

         4.  Indenture. The Company issued the Notes under an Indenture
             ---------
dated as of March 13, 2002 ("Indenture") among the Company, the Guarantors and the Trustee. This Note is one of a duly authorized issue of Notes of the Company designated as its 9 5/8% Senior Notes due 2012, which may be issued under the Indenture. The Company shall be entitled to issue Additional Notes pursuant to the Indenture. The Notes, any Additional Notes and any Exchange Notes issued in accordance with the Indenture are treated as a single class of securities under the Indenture unless otherwise specified. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are senior unsecured obligations of the Company.

         5.  Optional Redemption.
             -------------------

                  (c) Except as set forth in subparagraph (b) of this Paragraph 5, the Company shall not have the option to redeem the Notes prior to March 15, 2007. Thereafter, the Company shall have the option to redeem the Notes, in whole or in part upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on March 15 of the years indicated below:

                       YEAR                                  PERCENTAGE
                       ----                                  ----------
                       2007................................   104.813%
                       2008................................   103.208%
                       2009................................   101.604%
                       2010 and thereafter.................   100.000%

                  (d)      Notwithstanding the provisions of subparagraph
(a) of this Paragraph 5, at any time prior to March 15, 2005, the Company may at its option redeem, on one or more occasions, up to an aggregate of 35% of the aggregate principal amount of Notes (including Additional Notes, if any) issued at a redemption price equal to 109.625% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the redemption date, with the net cash proceeds of one or more Equity Offerings; provided that at least 65% of such aggregate principal amount of Notes (including Additional Notes, if any) originally issued remain outstanding immediately after the occurrence of such redemption, excluding Notes held directly or indirectly by the Parent Company, the Company and their Affiliates; and each such redemption shall occur within 90 days of the date of the closing of such Equity Offering.

                  6.       Mandatory Redemption.
                           --------------------

                  Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

                  7.       Repurchase At Option of Holder.
                           ------------------------------

                  (a) If there is a Change of Control, each Holder of Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes (the "Change of Control Offer") at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase (the "Change of Control Payment"). Within 30 days following any Change of Control, the Company shall mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

                  (b) If the Company or any of its Restricted Subsidiaries consummate an Asset Sale, the Company shall promptly commence an offer to all Holders of Notes (an "Asset Sale Offer") pursuant to Section
3.09 of the Indenture to purchase the maximum principal amount of Notes that may be purchased out of the Net Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase in accordance with the procedures set forth in the Indenture. If the aggregate principal amount of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased on a pro rata basis. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

                  8.       Notice of Redemption. Notice of redemption will be
                           --------------------
mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

                  9.       Denominations, Transfer, Exchange. The Notes are
                           ---------------------------------
in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before the mailing of a notice of redemption or during the period between a record date and the corresponding Interest Payment Date.

                  10.      Persons Deemed Owners. The registered Holder of a
                           ---------------------
Note may be treated as its owner for all purposes.

                  11.      Amendment, Supplement and Waiver. Subject to
                           --------------------------------
certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes, and any existing default or compliance with any provision of the Indenture, the Guarantees, or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes. Without the consent of any Holder of a Note, the Indenture, the Guarantees, or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's or a Guarantor's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

                  12.      Defaults and Remedies. Events of Default include:
                           ---------------------
(i) default for 30 days in the payment when due of interest on or Liquidated Damages, if any, with respect to the Notes; (ii) default in payment when due of the principal of or premium, if any, on the Notes; (iii) failure by the Company or any of its Restricted Subsidiaries to comply with Sections 3.09, 4.06, 4.07, 4.08, 4.09 and 5.01 of the Indenture; (iv) failure by the Company or any of its Restricted Subsidiaries for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in principal amount of the Notes then outstanding to comply with certain other agreements in the Indenture or the Notes; (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries) whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, which default (a) is caused by a failure to pay principal of or premium, if any, or interest on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $25.0 million or more; (vi) the failure by the Company or any of its Restricted Subsidiaries to pay final judgments by courts of competent jurisdiction aggregating in excess of $25.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (vii) except as permitted by the Indenture, any Guarantee of a Guarantor shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Guarantee; and (viii) certain events of bankruptcy or insolvency with respect to the Company or any Restricted Subsidiary that is a Significant Subsidiary, or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to the Company, any Guarantor constituting a Significant Subsidiary or any group of Guarantors that, taken together, would constitute a Significant Subsidiary, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. If an Event of Default occurs by reason of willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Notes pursuant to Section 3.07 of the Indenture, then, upon acceleration of the Notes, an equivalent premium shall also become and be immediately due and payable, to the extent permitted by law, anything in the Indenture or herein to the contrary notwithstanding. If an Event of Default occurs prior to March 15, 2007 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding the prohibition on redemption of the Notes prior to such date, then, upon acceleration of the Notes, an additional premium shall also become and be immediately due and payable in an amount, for each of the years beginning on March 15, of the years set forth below, as set forth below (expressed as percentages of principal amount):

                      YEAR                                  PERCENTAGE
                      ----                                  ----------
                      2002................................   112.833%
                      2003................................   111.229%
                      2004................................   109.625%
                      2005................................   108.021%
                      2006................................   106.417%

The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

                  13.      Trustee Dealings with Company. The Trustee, in
                           -----------------------------
its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

                  14.      No Recourse Against Others. A director, officer,
                           --------------------------
employee, incorporator or stockholder of the Company or the Guarantors, as such, shall not have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture or the Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

                  15.      Authentication. This Note shall not be valid
                           --------------
until authenticated by the manual signature of the Trustee or an authenticating agent.

                  16.      Abbreviations. Customary abbreviations may be
                           -------------
used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  17.      Additional Rights of Holders of Restricted Global
                           -------------------------------------------------
Notes and Restricted Definitive Notes. In addition to the rights provided to
-------------------------------------
Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement dated as of March 13, 2002, among the Company, the Guarantors and the parties named on the signature pages thereof (the "Registration Rights Agreement").

                  18.      CUSIP Numbers. Pursuant to a recommendation
                           -------------
promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

                           Mail-Well I Corporation
                           c/o Mail-Well, Inc.
                           8310 S. Valley Highway, #400
                           Englewood, Colorado  80012
                           Attention:  Secretary

                               ASSIGNMENT FORM


To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to


----------------------------------------------------------------------------
                (Insert assignee's soc. sec. or tax I.D. No.)


----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
            (Print or type assignee's name, address and zip code)


and irrevocably appoint
                        ----------------------------------------------------

to transfer this Note on the books of the Company. The agent may substitute another to act for him.



Date:
       ---------------------

                                 Your Signature:
                                                  --------------------------
                                                  (Sign exactly as your name
                                                  appears on the face of
                                                  this Note)

                                 Signature Guarantee:
                                                       ---------------------

                     OPTION OF HOLDER TO ELECT PURCHASE


                  If you want to elect to have this Note purchased by the Company pursuant to Section 3.09 or 4.06 of the Indenture, check the box below:

                  / /  Section 3.09      / /  Section 4.06

                  If you want to elect to have only part of the Note purchased by the Company pursuant to Section 3.09 or Section 4.06 of the Indenture, state the amount you elect to have purchased:



$
 ---------------

Date:
       ---------------------

                                  Your Signature:
                                                   --------------------------
                                                   (Sign exactly as your name
                                                   appears on the Note)

                                  Tax Identification No.:
                                                           ------------------

                                  Signature Guarantee:
                                                        ---------------------

            SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE


                  The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

                                                                    Principal Amount of
                              Amount of        Amount of increase     this Global Note       Signature of
                             decrease in          in Principal         following such     authorized officer
        Date of            Principal Amount      Amount of this         decrease (or      of Trustee or Note
       Exchange          of this Global Note       Global Note            increase)            Custodian
----------------------   -------------------   ------------------   -------------------   ------------------





                                  GUARANTEE


                  Each of the corporations listed on Schedule I hereto (hereinafter referred to as the "Guarantors", which term includes any successor or additional Guarantor under the Indenture (the "Indenture") referred to in the Note upon which this notation is endorsed) (i) has unconditionally guaranteed (a) the due and punctual payment of the principal of and interest on the Notes, whether at maturity or interest payment date, by acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of and (if lawful) interest on the Notes, (c) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Indenture, and (d) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (ii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in accordance with the terms of the Indenture in enforcing any rights under this Guarantee.

                  No stockholder, officer, director, employee or incorporator, as such, past, present or future, of the Guarantors shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, officer, director, employee or incorporator.

                  This Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                 EACH ENTITY LISTED ON SCHEDULE I HERETO

                                 By:
                                      --------------------------------------
                                      Name:
                                      Title:  Senior Vice President and
                                              Chief Financial Officer

                                 SCHEDULE I


Mail-Well, Inc.
ABP Books, Inc
Discount Labels, Inc.
Hill Graphics, Inc.
Mail-Well Commercial Printing, Inc.
Mail-Well Label USA, Inc.
Mail-Well Mexico Holdings, Inc.
Mail-Well Services, Inc.
Mail-Well Texas Finance LP
Mail-Well West, Inc.
National Graphics Company
Poser Business Forms, Inc.
Wisco III, L.L.C